Exhibit 10.1.52

THE USE OF THE FOLLOWING NOTATION IN THIS EXHIBIT INDICATES THAT THE CONFIDENTIAL PORTION HAS BEEN OMITTED PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT AND THE OMITTED MATERIAL HAS BEEN FILED SEPARATELY WITH THE SECURITIES AND EXCHANGE COMMISSION: [***]

AMENDMENT NO. 1 TO THE PRODUCT DEVELOPMENT

AND MANUFACTURING AGREEMENT

This amendment (“Amendment No. l”) is the first amendment to the November 14, 2012 Product Development and Manufacturing Agreement (the “Agreement”) and related Exhibits between ThinKom Solutions, Inc. (“ThinKom”) and Gogo LLC (“Gogo”). This Amendment No. 1 is effective as of June 10, 2014. Capitalized terms used but not defined herein shall have the meanings set forth in the Agreement.

WHEREAS, ThinKom and Gogo are Parties to the Agreement, Exhibit A, Revision 1, and Exhibit A-2, which provide for the development and manufacture of the 2Ku Product and its various component parts comprising a Shipset; and

WHEREAS, the Parties wish to amend provisions of the Agreement and the Exhibits to reflect the recent negotiations between the Parties;

NOW, THEREFORE, in consideration of the foregoing and the mutual covenants and agreements contained herein, the receipt and sufficiency of which are acknowledged, the Parties hereby agree as follows.

A.	Section 9 (Exclusivity) of the Agreement is deleted in its entirety and replaced as follows:

9.	Exclusivity. [***].

B.	The following provisions are added to the end of Section 26 of the Agreement.

26.8	Within thirty (30) days after the last party has signed Amendment No. 1, [***] or the individual components of each Shipset, in accordance with the terms of Section 9 of the Agreement, as amended herein.

26.9	Within thirty (30) days after the last party has signed Amendment No. 1, Gogo shall issue a purchase order to ThinKom for seven (7) GTO Shipsets (the balance of ten (10) Shipsets required but not yet ordered under Exhibit A, Revision 1). At its option, Gogo may satisfy such obligation through the purchase (including paying the incremental difference in pricing) of seven (7) of 2Ku Shipsets in place of seven (7) GTO Shipsets. For the avoidance of doubt, should this obligation to purchase (7) GTO shipments be satisfied through the purchase of (7) 2Ku Shipsets, these (7) Shipsets will not be count towards satisfying the 2Ku Shipset order requirements specified elsewhere in this Amendment No. 1, nor towards the minimum order requirements for Gogo to maintain exclusivity, per Exhibit A-2, Revision 1.

26.10	Within thirty (30) days after Gogo has been informed in writing of the completion of the DO-160 certification of the GTO Shipset, Gogo shall issue a purchase order to ThinKom for fifteen (15) GTO Shipsets. At its option, Gogo may satisfy such obligation through the purchase (including paying the incremental difference in pricing) of fifteen (15) of 2Ku Shipsets in place of fifteen (15) GTO Shipsets. For the avoidance of doubt, should this obligation to purchase (15) GTO shipments be satisfied through the purchase of (15) 2Ku Shipsets, these (15) Shipsets will not be count towards satisfying the 2Ku Shipset order requirements specified elsewhere in this Amendment No. 1, nor towards the minimum order requirements for Gogo to maintain exclusivity, per Exhibit A-2, Revision 1.

26.11	The payments set forth in Amendment No. 1, and Exhibit A-2, Revision 1, are intended to be in addition to, and not in place of, the payments described in the Agreement and Exhibit A-1, Revision 1 prior to the execution of Amendment No. 1.

26.12	The Parties shall work in good faith to mutually agree upon performance characteristics of the 2Ku Product that are suitable for public disclosure.

26.13	ThinKom shall obtain Gogo’s prior written consent, not to be unreasonably withheld, to release new public marketing materials (marketing materials for distribution to third parties that are not subject to any confidentiality obligations to ThinKom) or make changes to existing public marketing materials in connection with the 2Ku Product or its antennas or KANDU.

C.	Section 3(b) of Exhibit A, Revision 1 is deleted in its entirety and replaced as follows:

b.	Shipset Purchase Pricing. ThinKom agrees to sell Shipsets to Gogo in accordance with the quantities, delivery dates, and pricing set forth in the below table (Table 1).

TABLE 1 – Shipset Pricing

[***]

D.	Section 5 of Exhibit A, Revision 1 is deleted in its entirety and replaced as follows:

5.	Exclusivity. [***].

E.	Exhibit A-2 is deleted in its entirety and replaced with Exhibit A-2, Revision 1 as set forth in Attachment 1 to this Amendment.

The terms of the Product Development and Manufacturing Agreement, Exhibit A, Revision 1, and Exhibit A-2, Revision l are amended and modified by the terms and conditions of this Amendment No. 1, which shall supersede and prevail over any conflicting terms and conditions set forth in the Product Development and Manufacturing Agreement, or Exhibit A, Revision 1. Except as specifically set forth herein (or as set forth in any other written amendments which may be entered into between the Parties), all of the terms and conditions of the Product Development and Manufacturing Agreement, and Exhibit A Revision 1 remain unmodified and in full force and effect. No waiver, modification, or addition to this Amendment No. 1, the Product Development and Manufacturing Agreement, Exhibit A, Revision 1, or Exhibit A-2, Revision 1 shall be valid unless in writing and signed by the parties hereto.

IN WITNESS WHEREOF the Parties hereto, by their duly authorized representatives, have executed this Amendment as of the date first set forth above.

GOGO LLC		THINKOM SOLUTIONS, INC.

By:	/s/ Anand K. Chari	By:	/s/ Mark Silk

Name:	Anand K. Chari	Name:	Mark Silk

Title:	EVP/CTO	Title:	President

Date:	6/26/14	Date:	6/25/14

Attachment 1 to Amendment No. 1

Product Development and Manufacturing Agreement

ThinKom 30” VICTS “2Ku” Earth Station Aboard Aircraft (ESAA)

Exhibit A-2, Revision 1

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